As filed with the Securities and Exchange Commission on September 4, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22397

IronBridge Funds, Inc.

(Exact name of registrant as specified in charter)

One Parkview Plaza

Suite 700

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip code)

John G. Davis

One Parkview Plaza, Suite 700

Oakbrook Terrace, Illinois 60181

(Name and address of agent for service)

(630) 684-8300

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2014

IronBridge Small Cap Fund

IronBridge SMID Cap Fund

IronBridge Global Fund

IronBridge Large Cap Fund

IRONBRIDGE FUNDS    June 30, 2014

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PRESIDENT’S LETTER

Dear Fellow Shareholders

We are pleased to report on the progress of the IronBridge Funds over the past twelve months ending June 30, 2014. The S&P 500® Index, a proxy for large capitalization stocks, was up 22.04% over the past twelve months, while small capitalization stocks were up 23.64% as measured by the Russell 2000® Index. Global equity markets, as measured by the MSCI World Index Net were up 24.05% over the same period.

Fund Results

For the twelve month period ending June 30, 2014, the IronBridge Funds generated the following net (i.e. after fee) returns:

The IronBridge Small Cap Fund, managed by IronBridge Capital Management, L.P., returned 21.50% versus the 23.64% return for the Russell 2000® Index.

The IronBridge SMID Cap Fund, managed by IronBridge Capital Management, L.P., returned 21.78% versus the 25.58% return for the Russell 2500™ Index.

The IronBridge Global Fund, managed by IronBridge Capital Management, L.P., returned 18.82% versus the 24.05% return for the MSCI World Index Net.

The IronBridge Large Cap Fund, managed by IronBridge Capital Management, L.P., returned 23.87% versus the 25.35% return for the Russell 1000® Index.

Outlook

In the near term, we expect greater volatility among all asset classes, including equities, as the US Federal Reserve continues to “taper” and eventually exits quantitative easing (QE). Federal Reserve Chairman Janet Yellen reiterated in a speech to Congress on July 15, 2014, that asset purchases will conclude following the Federal Open Market Committee meeting in October, meaning that the excess liquidity conditions are rapidly slowing and will likely come to an end within a few months.

We expect the first phase of rising interest rates to remain somewhat muted simply because the Fed does not appear to want rates to increase too fast as it continues to maintain a target range for the federal funds rate at 0 to ¼ percent. Longer term, we continue to believe that higher-quality equities have the potential to provide the best relative returns to equity. Low-quality, illiquid stocks appear to be most vulnerable to the eventual withdrawal of excess liquidity related to QE.

We believe the IronBridge Funds are well positioned for the eventual withdrawal of excess liquidity as we typically have a bias toward companies with higher credit ratings and lower financial leverage than the indexes that are used to benchmark our performance.

Thank you for your continued support of IronBridge Funds.

John Davis

President

IronBridge Funds, Inc.

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Report from IronBridge Capital Management, L.P.

Dear Shareholders:

The IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to, and measured against, the Russell 2000® Index.

The IronBridge SMID Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid-market capitalizations. The objective is relative to, and measured against, the Russell 2500™ Index.

The IronBridge Global Fund strives to achieve long-term capital appreciation by investing primarily in equity securities of companies traded in developed markets throughout the world, including the United States. The objective is relative to, and measured against, the MSCI World Index Net.

The IronBridge Large Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with large and mid-market capitalizations. The objective is relative to, and measured against, the Russell 1000® Index.

Performance Review

IronBridge Small Cap Fund

For the twelve month period ended June 30, 2014, the IronBridge Small Cap Fund trailed the benchmark, returning 21.50% (net of fees) compared with the Russell 2000® Index return of 23.64% for the same period.

The stock selection within Materials, Consumer Discretionary, Information Technology, Industrials and Utilities was a positive contributor to the relative return profile. Exposure among the Health Care, Energy, Consumer Staples and Financials names detracted from the Small Cap Fund’s relative performance. The sector allocation also detracted from the Small Cap Fund’s relative performance, primarily due to a small allocation to cash.

IronBridge SMID Cap Fund

For the twelve month period ended June 30, 2014, the IronBridge SMID Cap Fund trailed the benchmark, returning 21.78% (net of fees) compared with the Russell 2500™ Index return of 25.58% for the same period.

The stock selection within Consumer Discretionary was a positive contributor to the relative return profile, while exposure among the Financials, Consumer Staples, Materials, Utilities, Energy, and Health Care and, to a lesser extent, Information Technology detracted from the SMID Cap Fund’s relative performance. The sector allocation also detracted from the SMID Cap Fund’s relative performance, driven primarily by the small allocation to cash and slight underweight position in Energy.

IronBridge Global Fund

For the twelve month period ended June 30, 2014, the IronBridge Global Fund trailed the benchmark, returning 18.82% (net of fees) compared with the MSCI World Index Net return of 24.05% for the same period.

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Report from IronBridge Capital Management, L.P. (continued)

The stock selection within Consumer Staples, and, to a lesser extent, Telecommunication Services was a positive contributor to the Global Fund’s relative return profile, while exposure among the Financials, Health Care, Energy, Industrials, Utilities, Information Technology, Consumer Discretionary, and, to a lesser extent, Materials names detracted from the Global Fund’s relative performance. The sector allocation also detracted from the Global Fund’s relative performance, primarily due to a small allocation to cash, slight overweight in Consumer Discretionary and slight underweight in Energy.

IronBridge Large Cap Fund

For the twelve month period ended June 30, 2014, the IronBridge Large Cap Fund trailed the benchmark, returning 23.87% (net of fees) compared with the Russell 1000® Index return of 25.35% for the same period.

The stock selection within Consumer Discretionary, Health Care, Consumer Staples and Utilities was a positive contributor to the relative return profile, while exposure among the Industrials, Information Technology, Energy, Financials, Telecommunication Services and, to a lesser extent, Materials detracted from the Large Cap Fund’s relative performance. The sector allocation more than offset the overall positive impact of stock selection on the Large Cap Fund’s relative performance, driven primarily by the Large Cap Fund’s small allocation to cash and slight underweight position in Information Technology.

Market Review

Equities markets advanced during the twelve-month period ending June 30, 2014. Within the U.S. market, mid cap stocks, as measured by the Russell Midcap® Index (26.85%), were the best-performing capitalization range followed by large cap stocks, as measured by the Russell 1000® Index (25.35%), and small cap stocks, as measured by the Russell 2000® Index (23.64%). Global large cap and mid cap stocks in the developed markets also advanced, as measured by the MSCI World Index (Net) (24.05%). Returns for the individual countries contained in the index varied significantly. The best-performing country was Spain, up approximately 57.17%, while Japan, the worst performing country, was up approximately 9.85%.

Company-specific cash flow growth continued to accelerate, supported by approximately 3% global growth. The discount rate remained near 4%, which is at the lower end of its historical range of 4% to 6%. We believe the discount rate can remain at its lower range for quite some time, and that supports equity valuation.

There is a strong relationship between the combined effect of anticipated inflation and investor borne taxation on the discount rate investors require on investment. Higher inflation and tax rates on investment generally lead to higher investor demanded discount rates and lower inflation and capital gains taxes bring lower investor discount rates. With the exception of the Stagflation of the 1970s, the discount rate has remained predominately in a 4% to 6% range. Within this range, however, the ebb and flow of liquidity and credit risk can drive shorter-term fluctuations in the cost of capital. All four of these factors determine an investors’ discount rate in IronBridge Capital Management, L.P.’s pricing equation.

Janet Yellen, Federal Reserve Chairwoman, believes that inflation is dormant as a function of globalization, which keeps productive capacity and labor competition high and inflation in check. Since the introduction of the Employee Retirement Income Security Act of 1974

P / 4

(ERISA) and the globalization of markets, there has been a long-term shift in the ownership of equities from primarily personal taxable accounts in the 1970s to primarily tax advantaged structures (like retirement accounts, pension funds, and annuities) and tax exempt ownership (through endowments, foundations, and charitable organizations). Thus, if inflation and taxes on equity assets are secularly lower, we believe that the discount rate range may be secularly lower and equity valuations may be secularly higher, as long as cash flows continue to grow and liquidity and credit risks remain in check.

Portfolio Outlook

We maintain our bullish outlook for equities based on our view that global cash flow growth should accelerate during the second half of 2014 calendar year. Global growth was a little lower in the first half of 2014 calendar year than expected, but it appears to be accelerating. Japan is addressing its structural growth challenges through Prime Minister Abe’s so-called “Third Arrow.” This reform is aimed at ending two decades of stagflation and sparking long-term economic growth by reducing the corporate tax rate. Additionally, the Third Arrow aims to improve capital allocation by releasing the $1.2 trillion that is locked up in risk-averse government pension funds and reallocating them to higher return global equities. Europe has begun the process of stimulating growth through a reduction in interest rates and preparing for outright quantitative easing. The China “wild card” is playing out as we expected as they stimulate growth through lower reserve requirements for qualified banks and central bank loans for low-income housing. Finally, the U.S. is benefitting from a slow, but steady, recovery in the housing sector; massive technological and healthcare innovation; and a renaissance across energy and manufacturing, driven by the shale oil & gas revolution.

All of this bodes well for expectations of continued growth in cash flows and is supportive of equity valuations. We think equities are poised to handle the transition to the normalization of interest rates much better than bonds are, particularly higher risk bonds and lower quality equities. Merger and acquisition activity has really started to accelerate as evidenced by several stocks in our portfolios that were taken out during the year. All of which, we believe, bodes well for equities and the IronBridge Funds.

Thank you for your continued confidence in IronBridge.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in small and medium capitalization companies which are often more volatile, less liquid and more susceptible to market pressures than securities of larger issuers. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Funds may invest in American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) that represent interests in foreign securities. Investments

P / 5

Report from IronBridge Capital Management, L.P. (continued)

in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization.

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2500™ Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.

The Russell Midcap® Index measures the performance of the smallest 800 companies in the Russell 1000® Index.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

You cannot invest directly in an index.

Cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

IronBridge Funds, Inc. are distributed by Quasar Distributors, LLC

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EXPENSE EXAMPLE

IronBridge Funds

June 30, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the IronBridge Global Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/14 — 6/30/14).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

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IRONBRIDGE FUNDS	BEGINNING ACCOUNT VALUE 1/1/2014	ENDING ACCOUNT VALUE 6/30/2014	ANNUALIZED EXPENSE RATIO*	EXPENSES PAID DURING THE PERIOD*
IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,033.30	1.09%	$5.50
Hypothetical 5% Return	$1,000.00	$1,019.39	1.09%	$5.46
IronBridge SMID Cap Fund
Actual Fund Return	$1,000.00	$1,046.20	0.95%	$4.82
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76
IronBridge Global Fund
Actual Fund Return	$1,000.00	$1,034.40	1.00%	$5.04
Hypothetical 5% Return	$1,000.00	$1,019.84	1.00%	$5.01
IronBridge Large Cap Fund
Actual Fund Return	$1,000.00	$1,066.30	0.80%	$4.10
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01

* Expenses are equal to each Fund’s annualized expense ratio indicated above , multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Small Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*8/30/02 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/14	Fund	Index

One Year	21.50%	23.64%

Five Year Average Annual	17.25	20.21

Ten Year Average Annual	8.83	8.70

Since Commencement Average Annual	11.88	11.35

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge SMID Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*12/31/04 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/14	Fund	Index

One Year	21.78%	25.58%

Five Year Average Annual	17.43	21.63

Since Commencement Average Annual	8.02	9.08

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PORTFOLIO INVESTMENT RETURNS

IronBridge Global Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

*9/18/09 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/14	Fund	Index

One Year	18.82%	24.05%

Three Year	9.43	11.81

Since Commencement Average Annual	10.18	11.66

This chart assumes an initial gross investment of $100,000 made on 9/18/09 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. Prior to July 23, 2010, Frontegra Asset Management, Inc. served as adviser and IronBridge Capital Management, L.P. served as subadviser to the Fund. Effective July 23, 2010, IronBridge Capital Management, L.P. became adviser to the Fund. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The MSCI World Index Net is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

**The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

P / 11

PORTFOLIO INVESTMENT RETURNS

IronBridge Large Cap Fund

HYPOTHETICAL COMPARISON OF CHANGE IN VALUE OF $100,000

(Assumes reinvestment of dividends and capital gains and does not guarantee performance)

* 3/30/12 commencement of operations.

PORTFOLIO TOTAL RETURN**

For Period Ended 6/30/14	Fund	Index

One Year	23.87%	25.35%

Since Commencement Average Annual	16.26	18.74

This chart assumes an initial gross investment of $100,000 made on 3/30/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-877-861-7714.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in an index is not possible.

** The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2014

COMMON STOCKS - 95.0%
	Number of Shares	Value
AEROSPACE & DEFENSE - 3.0%
Esterline Technologies Corp. (a)	48,238	$5,553,159
Moog, Inc. - Class A (a)	55,305	4,031,181
Orbital Sciences Corp. (a)	156,034	4,610,805
		14,195,145

BANKS - 9.1%
BankUnited, Inc.	149,090	4,991,533
Columbia Banking System, Inc.	261,231	6,872,988
Cullen/Frost Bankers, Inc.	151,429	12,026,491
Square 1 Financial, Inc. - Class A (a)	128,011	2,433,489
SVB Financial Group (a)	71,325	8,317,922
TCF Financial Corp.	335,036	5,484,539
Texas Capital Bancshares, Inc. (a)	64,745	3,492,993
		43,619,955

BIOTECHNOLOGY - 2.7%
Cepheid, Inc. (a)	75,488	3,618,895
Cubist Pharmaceuticals, Inc. (a)	50,275	3,510,200
Genomic Health, Inc. (a)	123,205	3,375,817
Isis Pharmaceuticals, Inc. (a)	69,670	2,400,132
		12,905,044

BUILDING PRODUCTS - 1.1%
Universal Forest Products, Inc.	105,799	5,106,918

CAPITAL MARKETS - 1.1%
Stifel Financial Corp. (a)	106,141	5,025,776

CHEMICALS - 4.3%
Cabot Corp.	70,646	4,096,762
H.B. Fuller Company	69,895	3,361,949
Methanex Corp.	90,542	5,593,685
NewMarket Corp.	12,441	4,878,240
PolyOne Corp.	58,730	2,474,882
		20,405,518

	Number of Shares	Value
COMMUNICATIONS EQUIPMENT - 0.6%
Sierra Wireless, Inc. (a)	139,550	$2,814,724

CONSTRUCTION & ENGINEERING - 0.5%
MasTec, Inc. (a)	83,170	2,563,299

CONSUMER FINANCE - 0.9%
Portfolio Recovery Associates, Inc. (a)	69,700	4,149,241

CONTAINERS & PACKAGING - 1.3%
AptarGroup, Inc.	89,717	6,011,936

DIVERSIFIED CONSUMER SERVICES - 0.3%
K12, Inc. (a)	65,877	1,585,659

ELECTRIC UTILITIES - 2.1%
El Paso Electric Co.	122,337	4,919,171
ITC Holdings Corp.	135,509	4,943,368
		9,862,539

ELECTRICAL EQUIPMENT - 2.3%
Acuity Brands, Inc.	25,775	3,563,394
EnerSys, Inc.	105,204	7,236,983
		10,800,377

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.1%
IPG Photonics Corp. (a)	49,612	3,413,306
Littelfuse, Inc.	61,825	5,746,634
Measurement Specialties, Inc. (a)	70,220	6,043,835
Trimble Navigation Ltd. (a)	117,429	4,339,001
		19,542,776

ENERGY EQUIPMENT & SERVICES - 4.4%
Atwood Oceanics, Inc. (a)	101,886	5,346,977
Helix Energy Solutions Group, Inc. (a)	196,485	5,169,520
Newpark Resources, Inc. (a)	284,860	3,549,356
Superior Energy Services, Inc.	193,810	7,004,294
		21,070,147

The accompanying notes are an integral part of these financial statements.	P / 13

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2014 — continued

	Number of Shares	Value
FOOD & STAPLES RETAILING - 1.8%
Casey’s General Stores, Inc.	118,465	$8,326,905

GAS UTILITIES - 2.1%
UGI Corp.	197,428	9,970,114

HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
DexCom, Inc. (a)	67,350	2,671,101
Neogen Corp. (a)	76,589	3,099,557
West Pharmaceutical Services, Inc.	160,990	6,790,558
		12,561,216

HEALTH CARE PROVIDERS & SERVICES - 3.8%
Acadia Healthcare Company, Inc. (a)	123,795	5,632,673
LifePoint Hospitals, Inc. (a)	131,710	8,179,191
MWI Veterinary Supply, Inc. (a)	30,990	4,400,270
		18,212,134

HEALTH CARE TECHNOLOGY - 1.6%
Medidata Solutions, Inc. (a)	64,920	2,779,225
Omnicell, Inc. (a)	166,540	4,781,364
		7,560,589

HOTELS, RESTAURANTS & LEISURE - 1.9%
Buffalo Wild Wings, Inc. (a)	46,192	7,654,476
Ruby Tuesday, Inc. (a)	191,170	1,450,980
		9,105,456

HOUSEHOLD DURABLES - 0.5%
Meritage Homes Corp. (a)	57,690	2,435,095

INFORMATION TECHNOLOGY SERVICES - 2.8%
Jack Henry & Associates, Inc.	132,362	7,866,274
Syntel, Inc. (a)	65,050	5,591,698
		13,457,972

	Number of Shares	Value
INSURANCE - 4.4%
Alleghany Corp. (a)	18,050	$7,908,066
American Financial Group, Inc.	157,292	9,368,312
Argo Group International Holdings Ltd.	73,504	3,756,789
		21,033,167

INTERNET SOFTWARE & SERVICES - 0.7%
Cornerstone OnDemand, Inc. (a)	67,221	3,093,510

LEISURE EQUIPMENT & PRODUCTS - 0.4%
LeapFrog Enterprises, Inc. (a)	275,490	2,024,852

LIFE SCIENCES TOOLS & SERVICES - 1.3%
Fluidigm Corp. (a)	61,850	1,818,390
PAREXEL International Corp. (a)	86,485	4,569,867
		6,388,257

MACHINERY - 6.3%
IDEX Corp.	66,074	5,334,815
ITT Corp.	124,230	5,975,463
Kennametal, Inc.	100,407	4,646,836
Lincoln Electric Holdings, Inc.	107,352	7,501,758
Snap-on, Inc.	55,587	6,588,171
		30,047,043

MARINE - 0.5%
Navios Maritime Holdings, Inc.	233,833	2,366,390

MEDIA - 0.5%
Harte-Hanks, Inc.	363,528	2,613,766

METALS & MINING - 1.1%
Carpenter Technology Corp.	84,613	5,351,772

MULTI-UTILITIES - 1.3%
Black Hills Corp.	102,556	6,295,913

P / 14

	Number of Shares	Value
OIL, GAS & CONSUMABLE FUELS - 0.8%
Bill Barrett Corp. (a)	141,714	$3,795,101

PROFESSIONAL SERVICES - 0.7%
WageWorks, Inc. (a)	69,290	3,340,471

REAL ESTATE INVESTMENT TRUSTS - 4.2%
Alexandria Real Estate Equities, Inc.	52,837	4,102,265
Corporate Office Properties Trust	92,073	2,560,550
EastGroup Properties, Inc.	36,111	2,319,409
Mid-America Apartment Communities, Inc.	48,029	3,508,518
Potlatch Corp.	61,097	2,529,416
Redwood Trust, Inc.	258,927	5,041,309
		20,061,467

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.8%
Cypress Semiconductor Corp.	311,927	3,403,124
International Rectifier Corp. (a)	140,548	3,921,289
Power Integrations, Inc.	60,925	3,505,624
Skyworks Solutions, Inc.	101,034	4,744,557
Spansion, Inc. - Class A (a)	124,660	2,626,586
		18,201,180

SOFTWARE - 4.5%
Aspen Technology, Inc. (a)	118,174	5,483,273
Guidewire Software, Inc. (a)	48,860	1,986,648
Proofpoint, Inc. (a)	102,517	3,840,287
PTC, Inc. (a)	203,615	7,900,262
TIBCO Software, Inc. (a)	108,075	2,179,873
		21,390,343

SPECIALTY RETAIL - 3.5%
Cabela’s, Inc. (a)	118,317	7,382,981
The Buckle, Inc.	80,420	3,567,431

	Number of Shares	Value
Tractor Supply Co.	94,806	$5,726,282
		16,676,694

TEXTILES, APPAREL & LUXURY GOODS - 3.0%
Deckers Outdoor Corp. (a)	59,711	5,154,851
Under Armour, Inc. - Class A (a)	81,880	4,871,041
Wolverine World Wide, Inc.	155,584	4,054,519
		14,080,411

THRIFTS & MORTGAGE FINANCE - 1.0%
MGIC Investment Corp. (a)	525,250	4,853,310

TRADING COMPANIES & DISTRIBUTORS - 2.1%
Applied Industrial Technologies, Inc.	124,238	6,302,594
GATX Corp.	54,931	3,677,081
		9,979,675

TOTAL COMMON STOCKS
(Cost $285,539,781)		$452,881,857

SHORT-TERM INVESTMENTS - 4.7%
	Number of Shares	Value

MONEY MARKET - 4.7%
STIT - Liquid Assets Portfolio - 0.06% (b)	22,389,207	22,389,207

TOTAL SHORT-TERM INVESTMENTS
(Cost $22,389,207)		$22,389,207

TOTAL INVESTMENTS - 99.7%
(Cost $307,928,988)		$475,271,064

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		1,368,049

TOTAL NET ASSETS - 100.0%		$476,639,113

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.	P / 15

SCHEDULE OF INVESTMENTS

IronBridge Small Cap Fund

June 30, 2014 — continued

PORTFOLIO DIVERSIFICATION

June 30, 2014

Sectors	Percentage
Financials	20.7%
Information Technology	16.5%
Industrials	16.4%
Health Care	12.1%
Consumer Discretionary	10.2%
Materials	6.7%
Utilities	5.5%
Energy	5.2%
Consumer Staples	1.7%
TOTAL COMMON STOCKS	95.0%
TOTAL SHORT-TERM INVESTMENTS	4.7%
TOTAL INVESTMENTS	99.7%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.3%
TOTAL NET ASSETS	100.0%

P / 16

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2014

COMMON STOCKS - 95.7%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.0%
Esterline Technologies Corp. (a)	75,936	$8,741,752

AUTO COMPONENTS - 1.3%
BorgWarner, Inc.	177,696	11,584,002

BANKS - 7.8%
City National Corp.	177,715	13,463,689
Comerica, Inc.	279,483	14,018,867
Cullen/Frost Bankers, Inc.	181,268	14,396,305
Prosperity Bancshares, Inc.	251,240	15,727,624
SVB Financial Group (a)	96,170	11,215,345
		68,821,830

BIOTECHNOLOGY - 3.0%
Cepheid, Inc. (a)	138,429	6,636,287
Cubist Pharmaceuticals, Inc. (a)	72,655	5,072,772
Genomic Health, Inc. (a)	190,950	5,232,030
Isis Pharmaceuticals, Inc. (a)	126,825	4,369,121
Seattle Genetics, Inc. (a)	134,232	5,134,374
		26,444,584

CAPITAL MARKETS - 1.8%
Legg Mason, Inc.	129,640	6,651,828
Stifel Financial Corp. (a)	186,766	8,843,370
		15,495,198

CHEMICALS - 7.9%
FMC Corp.	134,174	9,551,847
H.B. Fuller Company	148,790	7,156,799
International Flavors & Fragrances, Inc.	217,350	22,665,258
Methanex Co.	132,144	8,163,856
PolyOne Corp.	171,520	7,227,853
Rayonier Advanced Materials, Inc. (a)	77,924	3,019,555

	Number of Shares	Value
RPM International, Inc.	246,600	$11,387,988
		69,173,156

COMMERCIAL SERVICES & SUPPLIES - 1.6%
Stericycle, Inc. (a)	116,812	13,832,877

CONSTRUCTION & ENGINEERING - 0.7%
Quanta Services, Inc. (a)	191,050	6,606,509

CONSUMER FINANCE - 0.5%
Green Dot Corp. - Class A (a)	247,125	4,690,432

DISTRIBUTORS - 0.9%
LKQ Corp. (a)	292,471	7,806,051

ELECTRIC UTILITIES - 2.7%
ITC Holdings Corp.	264,982	9,666,544
OGE Energy Corp.	365,854	14,297,574
		23,964,118

ELECTRICAL EQUIPMENT - 4.0%
Acuity Brands, Inc.	82,630	11,423,597
AMETEK, Inc.	181,672	9,497,812
EnerSys, Inc.	119,027	8,187,868
Regal-Beloit Corp.	82,902	6,512,781
		35,622,058

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.5%
Avnet, Inc.	190,735	8,451,468
Cognex Corp.	183,785	7,057,344
FLIR Systems, Inc.	177,870	6,177,425
Trimble Navigation Ltd. (a)	473,136	17,482,375
		39,168,612

ENERGY EQUIPMENT & SERVICES - 2.7%
Oceaneering International, Inc.	156,800	12,250,784
Oil States International, Inc. (a)	173,675	11,130,831
		23,381,615

The accompanying notes are an integral part of these financial statements.	P / 17

SCHEDULE OF INVESTMENTS

IronBridge SMID Cap Fund

June 30, 2014 — continued

	Number of Shares	Value
GAS UTILITIES - 3.7%
National Fuel Gas Co.	232,595	$18,212,189
UGI Corp.	279,703	14,125,002
		32,337,191

HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
DexCom, Inc. (a)	133,825	5,307,499
West Pharmaceutical Services, Inc.	295,645	12,470,306
		17,777,805

HEALTH CARE PROVIDERS & SERVICES - 1.8%
Universal Healthcare Services, Inc. - Class B	169,728	16,253,153

HEALTH CARE TECHNOLOGY - 0.6%
Medidata Solutions, Inc. (a)	114,295	4,892,969

HOUSEHOLD DURABLES - 1.7%
Harman International Industries, Inc.	42,920	4,610,896
NVR, Inc. (a)	8,666	9,971,100
		14,581,996

HOUSEHOLD PRODUCTS - 2.5%
Church & Dwight Co., Inc.	317,297	22,194,925

INDUSTRIAL CONGLOMERATES - 1.0%
Carlisle Cos., Inc.	99,895	8,652,905

INFORMATION TECHNOLOGY SERVICES - 2.8%
Computer Sciences Corp.	73,550	4,648,360
Jack Henry & Associates, Inc.	229,560	13,642,751
Syntel, Inc. (a)	76,570	6,581,957
		24,873,068

INSURANCE - 5.5%
Alleghany Corp. (a)	19,858	8,700,187
American Financial Group, Inc.	224,767	13,387,122

	Number of Shares	Value
Markel Corp. (a)	17,040	$11,172,106
Torchmark Corp.	179,220	14,681,702
		47,941,117

INTERNET SOFTWARE & SERVICES - 1.0%
Pandora Media, Inc. (a)	293,200	8,649,400

LIFE SCIENCES TOOLS & SERVICES - 2.6%
Covance, Inc. (a)	109,120	9,338,489
Illumina, Inc. (a)	75,933	13,557,078
		22,895,567

MACHINERY - 4.9%
Colfax Corp. (a)	110,715	8,252,696
ITT Corp.	300,815	14,469,202
Kennametal, Inc.	162,278	7,510,226
Snap-on, Inc.	109,360	12,961,347
		43,193,471

MARINE - 1.3%
Kirby Corp. (a)	99,300	11,632,002

METALS & MINING - 1.0%
Reliance Steel & Aluminum Co.	115,845	8,538,935

MULTI-UTILITIES - 1.6%
MDU Resources Group, Inc.	394,030	13,830,453

OIL, GAS & CONSUMABLE FUELS - 2.5%
Whiting Petroleum Corp. (a)	269,511	21,628,258

PROFESSIONAL SERVICES - 0.7%
WageWorks, Inc. (a)	129,975	6,266,095

REAL ESTATE INVESTMENT TRUSTS - 2.2%
Essex Property Trust, Inc.	61,215	11,319,266
Rayonier, Inc.	233,772	8,310,594
		19,629,860

P / 18

	Number of Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.3%
Alexander & Baldwin, Inc.	272,290	$11,286,420

ROAD & RAIL - 1.3%
Genesee & Wyoming, Inc. (a)	108,824	11,426,520

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
Cypress Semiconductor Corp.	428,863	4,678,895
Spansion, Inc. - Class A (a)	388,631	8,188,455
		12,867,350

SOFTWARE - 2.8%
Aspen Technology, Inc. (a)	210,520	9,768,128
Open Text Corp.	164,373	7,880,042
Proofpoint, Inc. (a)	178,978	6,704,516
		24,352,686

SPECIALTY RETAIL - 4.7%
Cabela’s, Inc. (a)	211,458	13,194,979
Tractor Supply Co.	192,250	11,611,900
Williams-Sonoma, Inc.	233,305	16,746,633
		41,553,512

TEXTILES, APPAREL & LUXURY GOODS - 2.5%
Under Armour, Inc. - Class A (a)	372,778	22,176,563

THRIFTS & MORTGAGE FINANCE - 1.0%
MGIC Investment Corp. (a)	932,215	8,613,667

TRADING COMPANIES & DISTRIBUTORS - 0.8%
GATX Corp.	99,563	6,664,747

TOTAL COMMON STOCKS
(Cost $603,160,238)		$840,043,429

SHORT-TERM INVESTMENTS - 4.1%
	Number of Shares	Value
MONEY MARKET - 4.1%
STIT - Liquid Assets Portfolio - 0.06% (b)	36,074,306	$36,074,306

TOTAL SHORT-TERM INVESTMENTS
(Cost $36,074,306)		$36,074,306

TOTAL INVESTMENTS - 99.8%
(Cost $639,234,544)		$876,117,735

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%		1,340,651

TOTAL NET ASSETS - 100.0%		$877,458,386

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2014

Sectors	Percentage
Financials	20.1%
Industrials	17.4%
Information Technology	12.5%
Consumer Discretionary	11.1%
Health Care	10.1%
Materials	8.9%
Utilities	8.0%
Energy	5.1%
Consumer Staples	2.5%
TOTAL COMMON STOCKS	95.7%
TOTAL SHORT-TERM INVESTMENTS	4.1%
TOTAL INVESTMENTS	99.8%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 19

SCHEDULE OF INVESTMENTS

IronBridge Global Fund

June 30, 2014

COMMON STOCKS - 98.4%
	Number of Shares	Value
CANADA - 2.6%
Brookfield Asset Management, Inc. - Class A	11,396	$501,652

FRANCE - 3.5%
Safran SA	4,280	280,225
Schneider Electric SA	4,305	405,270
		685,495

GERMANY - 10.1%
Adidas AG	3,700	374,762
Bayer AG	4,401	621,612
Continental AG	2,240	518,822
Linde AG	2,259	480,382
		1,995,578

JAPAN - 7.7%
Bridgestone Corp.	6,500	227,457
Komatsu Ltd.	12,900	299,499
SMC Corp.	1,000	267,608
Sumitomo Mitsui Financial Group, Inc.	8,500	356,093
Unicharm Co.	6,240	371,856
		1,522,513

NETHERLANDS - 2.2%
ING Groep NV (a)	30,470	428,074

SWEDEN - 1.5%
Svenska Handelsbanken AB - Class A	6,044	295,888

SWITZERLAND - 6.4%
Givaudan SA	285	475,321
Nestle SA	10,227	792,281
		1,267,602

TAIWAN - 1.0%
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	9,185	196,467

UNITED KINGDOM - 4.8%
BHP Billiton PLC	9,458	305,841
HSBC Holdings PLC	37,377	379,258
Kingfisher PLC	43,639	268,114
		953,213

	Number of Shares	Value
UNITED STATES - 58.6%
AbbVie, Inc.	6,050	$341,462
Adobe Systems, Inc. (a)	2,390	172,940
Apple, Inc.	4,053	376,645
Biogen Idec, Inc. (a)	750	236,482
Comcast Corp. - Class A	10,685	573,571
Discover Financial Services	8,945	554,411
Ecolab, Inc.	2,965	330,123
First Republic Bank	10,855	596,916
Google, Inc. - Class A (a)	348	200,197
Google, Inc. - Class C (a)	348	203,465
Helmerich & Payne, Inc.	1,890	219,448
Illinois Tool Works, Inc.	6,650	582,274
Johnson & Johnson	4,830	505,315
Microsoft Corp.	8,765	365,501
National Fuel Gas Co.	3,750	293,625
Occidental Petroleum Corp.	8,053	826,479
OGE Energy Corp.	8,005	312,835
Reliance Steel & Aluminum Co.	2,145	158,108
Roper Industries, Inc.	2,640	385,466
Stericycle, Inc. (a)	3,737	442,536
The Charles Schwab Corp.	21,562	580,665
The Cooper Cos., Inc.	1,975	267,672
The Walt Disney Co.	5,205	446,277
Thermo Fisher Scientific, Inc.	3,300	389,400
Union Pacific Corp.	5,206	519,299
Visa, Inc. - Class A	1,725	363,475
Walgreen Co.	5,280	391,406
Whirlpool Corp.	1,780	247,812
Whiting Petroleum Corp. (a)	4,000	321,000
Zoetis, Inc.	10,602	342,127
		11,546,932

TOTAL COMMON STOCKS
(Cost $15,014,029)		$19,393,414

P / 20

SHORT-TERM INVESTMENTS - 0.7%
	Number of Shares	Value
MONEY MARKET - 0.7%
STIT - Liquid Assets Portfolio - 0.06% (b)	130,117	$130,117

TOTAL SHORT-TERM INVESTMENTS
(Cost $130,117)		$130,117

TOTAL INVESTMENTS - 99.1%
(Cost $15,144,146)		$19,523,531

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		183,967

TOTAL NET ASSETS - 100.0%		$19,707,498

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2014

Sectors	Percentage
Financials	18.7%
Industrials	16.2%
Health Care	13.7%
Consumer Discretionary	13.5%
Information Technology	9.5%
Materials	8.9%
Consumer Staples	7.9%
Energy	6.9%
Utilities	3.1%
TOTAL COMMON STOCKS	98.4%
TOTAL SHORT-TERM INVESTMENTS	0.7%
TOTAL INVESTMENTS	99.1%
OTHER ASSETS IN EXCESS OF LIABILITIES	0.9%
TOTAL NET ASSETS	100.0%

The accompanying notes are an integral part of these financial statements.	P / 21

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2014

COMMON STOCKS - 96.5%
	Number of Shares	Value
AEROSPACE & DEFENSE - 1.4%
Precision Castparts Corp.	1,383	$349,069

AUTO COMPONENTS - 1.2%
BorgWarner, Inc.	4,580	298,570

BANKS - 6.0%
Citigroup, Inc.	9,900	466,290
First Republic Bank	7,775	427,547
Wells Fargo & Co.	11,285	593,140
		1,486,977

BIOTECHNOLOGY - 0.8%
Biogen Idec, Inc. (a)	600	189,186

CAPITAL MARKETS - 5.2%
T. Rowe Price Group, Inc.	4,315	364,229
The Charles Schwab Corp.	18,305	492,954
The Goldman Sachs Group, Inc.	2,514	420,944
		1,278,127

CHEMICALS - 6.3%
Airgas, Inc.	3,025	329,453
Ecolab, Inc.	3,860	429,772
FMC Corp.	3,605	256,640
International Flavors & Fragrances, Inc.	4,550	474,474
Rayonier Advanced Materials, Inc. (a)	1,701	65,927
		1,556,266

COMMERCIAL SERVICES & SUPPLIES - 1.6%
Stericycle, Inc. (a)	3,335	394,931

COMPUTER & PERIPHERALS - 4.0%
Apple, Inc.	7,735	718,813
EMC Corp.	9,885	260,371
		979,184

	Number of Shares	Value
CONSTRUCTION & ENGINEERING - 1.2%
Jacobs Engineering Group, Inc. (a)	5,710	$304,229

CONSUMER FINANCE - 2.0%
Discover Financial Services	8,090	501,418

DIVERSIFIED TELECOMMUNICATION SERVICES - 2.1%
Verizon Communications, Inc.	10,800	528,444

ELECTRIC UTILITIES - 2.7%
NextEra Energy, Inc.	3,965	406,333
Northeast Utilities	5,200	245,804
		652,137

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.1%
Trimble Navigation Ltd. (a)	7,460	275,647

ENERGY EQUIPMENT & SERVICES - 2.0%
Schlumberger Ltd.	4,085	481,826

FOOD & STAPLES RETAILING - 4.2%
Costco Wholesale Corp.	3,875	446,245
Walgreen Co.	7,955	589,704
		1,035,949

HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
Boston Scientific Corp. (a)	23,126	295,319

HEALTH CARE TECHNOLOGY - 0.8%
Cerner Corp. (a)	3,650	188,267

HOUSEHOLD PRODUCTS - 2.3%
Colgate-Palmolive Co.	8,460	576,803

INDUSTRIAL CONGLOMERATES - 3.6%
Danaher Corp.	7,556	594,884
Roper Industries, Inc.	2,070	302,241
		897,125

P / 22

	Number of Shares	Value
INFORMATION TECHNOLOGY SERVICES - 4.8%
Cognizant Technology Solutions Corp. - Class A (a)	7,130	$348,728
Fiserv, Inc. (a)	6,840	412,589
Visa, Inc. - Class A	1,960	412,992
		1,174,309

INSURANCE - 1.9%
Aon PLC	5,290	476,576

INTERNET SOFTWARE & SERVICES - 3.5%
Amazon.com, Inc. (a)	894	290,353
Google, Inc. - Class A (a)	491	287,073
Google, Inc. - Class C (a)	491	282,462
		859,888

LIFE SCIENCES TOOLS & SERVICES - 2.8%
Illumina, Inc. (a)	1,060	189,252
Thermo Fisher Scientific, Inc.	4,150	489,700
		678,952

MACHINERY - 3.3%
Illinois Tool Works, Inc.	5,345	468,008
Parker-Hannifin Corp.	2,635	331,299
		799,307

MEDIA - 5.1%
Comcast Corp. - Class A	10,110	542,705
The Walt Disney Co.	8,390	719,358
		1,262,063

METALS & MINING - 1.2%
Alcoa, Inc.	19,080	284,101

OIL, GAS & CONSUMABLE FUELS - 7.0%
Cabot Oil & Gas Corp.	6,860	234,200
Chevron Corp.	4,045	528,075
Occidental Petroleum Corp.	6,660	683,516
Whiting Petroleum Corp. (a)	3,300	264,825
		1,710,616

	Number of Shares	Value
PHARMACEUTICALS - 4.5%
AbbVie, Inc.	6,500	$366,860
Johnson & Johnson	7,030	735,479
		1,102,339

REAL ESTATE INVESTMENT TRUSTS - 1.7%
AvalonBay Communities, Inc.	1,740	247,411
Rayonier, Inc.	5,104	181,447
		428,858

ROAD & RAIL - 1.9%
Union Pacific Corp.	4,650	463,838

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.0%
Altera Corp.	7,445	258,788

SOFTWARE - 3.0%
Adobe Systems, Inc. (a)	2,860	206,950
Microsoft Corp.	12,700	529,590
		736,540

SPECIALTY RETAIL - 2.9%
Lowe’s Cos., Inc.	9,160	439,588
Ross Stores, Inc.	4,090	270,472
		710,060

TEXTILES, APPAREL & LUXURY GOODS - 2.2%
Under Armour, Inc. - Class A (a)	4,590	273,059
VF Corp.	4,100	258,300
		531,359

TOTAL COMMON STOCKS
(Cost $19,266,004)		$23,747,068

The accompanying notes are an integral part of these financial statements.	P / 23

SCHEDULE OF INVESTMENTS

IronBridge Large Cap Fund

June 30, 2014 — continued

SHORT-TERM INVESTMENTS - 4.9%
	Number of Shares	Value

MONEY MARKET - 4.9%
STIT - Liquid Assets Portfolio - 0.06% (b)	1,208,561	$1,208,561

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,208,561)		$1,208,561

TOTAL INVESTMENTS - 101.4%
(Cost $20,474,565)		$24,955,629

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.4)%		(354,313)

TOTAL NET ASSETS - 100.0%		$24,601,316

(a) Non-Income Producing

(b) Rate quoted is seven-day yield at period end.

PORTFOLIO DIVERSIFICATION

June 30, 2014

Sectors	Percentage
Financials	17.0%
Information Technology	16.2%
Industrials	13.0%
Consumer Discretionary	12.6%
Health Care	10.0%
Energy	8.9%
Materials	7.5%
Consumer Staples	6.6%
Utilities	2.6%
Telecommunication Services	2.1%
TOTAL COMMON STOCKS	96.5%
TOTAL SHORT-TERM INVESTMENTS	4.9%
TOTAL INVESTMENTS	101.4%
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.4)%
TOTAL NET ASSETS	100.0%

P / 24

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Statements of Assets and Liabilities

IronBridge Funds, Inc.

    June 30, 2014

SMALL CAP FUND
ASSETS:
Investments at cost	$307,928,988

Foreign currency at cost	$—

Investments at value	$475,271,064
Foreign currency at value	—
Cash	19,240
Receivables
Interest and dividends	266,193
Fund shares sold	115,578
Investments sold	2,561,669
Prepaid expenses and other assets	18,666

Total assets	478,252,410

LIABILITIES:
Payables
Fund shares redeemed	48,739
Investments purchased	1,095,485
Due to Adviser	386,840
Accrued expenses	82,233

Total liabilities	1,613,297

Net Assets	$476,639,113

NET ASSETS CONSIST OF:
Paid in capital	$235,167,133
Undistributed net investment income	—
Accumulated net realized gain	74,129,904
Unrealized appreciation on:
Investments	167,342,076
Foreign currency	—

Net Assets	$476,639,113

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	75,000,000
Issued and outstanding	20,758,868
Net Asset Value, Redemption Price and Offering Price Per Share	$22.96

P / 26

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$639,234,544	$15,144,146	$20,474,565

$—	$4,785	$—

$876,117,735	$19,523,531	$24,955,629
—	4,795	—
28,081	6,160	—

730,838	80,849	20,773
1,687,966	—	—
4,433,744	820,226	148,089
36,998	5,471	12,041

883,035,362	20,441,032	25,136,532

383,079	—	—
4,404,764	690,542	501,693
600,578	5,206	3,769
188,555	37,786	29,754

5,576,976	733,534	535,216

$877,458,386	$19,707,498	$24,601,316

$498,056,293	$13,007,753	$17,488,459
—	99,548	62,093
142,518,902	2,220,322	2,569,700

236,883,191	4,379,385	4,481,064
—	490	—

$877,458,386	$19,707,498	$24,601,316

150,000,000	50,000,000	50,000,000
53,805,212	1,928,894	1,865,988
$16.31	$10.22	$13.18

The accompanying notes are an integral part of these financial statements.	P / 27

Statements of Operations

IronBridge Funds, Inc.

    For the Year Ended June 30, 2014

SMALL CAP FUND
INVESTMENT INCOME:
Dividend income(1)	$5,575,472
Interest income	9,457

Total investment income	5,584,929

EXPENSES:
Investment advisory fees	5,260,502
Fund administration and accounting fees	147,517
Shareholder servicing fees	83,021
Custody fees	47,123
Audit fees	39,064
Legal fees	26,914
Directors’ fees and related expenses	26,042
Federal and state registration fees	22,504
Reports to shareholders	3,616
Other	59,959

Total expenses before waiver and reimbursement	5,716,262
Waiver and reimbursement of expenses by Adviser	—

Net expenses	5,716,262

Net Investment Income (Loss)	(131,333)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	88,862,086
Foreign currency transactions	—
Change in net unrealized appreciation/depreciation on:
Investments	17,831,340
Foreign currency transactions	—

Net Realized and Unrealized Gain on Investments	106,693,426

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,562,093

(1) Net of foreign taxes withheld of $20,568, $52,393, $24,564, and $0 respectively.

P / 28

SMID CAP FUND	GLOBAL FUND	LARGE CAP FUND

$10,335,526	$337,316	$311,435
22,004	185	577

10,357,530	337,501	312,012

8,475,844	159,849	142,350
230,251	59,262	58,079
221,957	7,172	7,452
114,995	21,859	2,973
51,104	27,191	17,120
43,082	12,333	12,841
38,585	11,330	11,429
43,072	8,797	21,124
52,263	2,190	1,868
101,288	4,371	564

9,372,441	314,354	275,800
—	(126,296)	(100,600)

9,372,441	188,058	175,200

985,089	149,443	136,812

225,780,268	2,171,484	1,343,987
—	(4,034)	—

(29,475,247)	886,632	3,147,524
—	2,497	—

196,305,021	3,056,579	4,491,511

$197,290,110	$3,206,022	$4,628,323

The accompanying notes are an integral part of these financial statements.	P / 29

Statements of Changes in Net Assets

IronBridge Funds, Inc.

	SMALL CAP FUND
	Year Ended June 30, 2014	Year Ended June 30, 2013
OPERATIONS:
Net investment income (loss)	$(131,333)	$1,993,633
Net realized gain (loss) on:
Investments	88,862,086	17,602,666
Foreign currency transactions	—	—
Change in net unrealized appreciation/depreciation on:
Investments	17,831,340	68,657,335
Foreign currency transactions	—	—

Net increase in net assets resulting from operations	106,562,093	88,253,634

DISTRIBUTIONS PAID FROM:
Net investment income	(374,369)	(1,963,552)
Net realized gain	(21,382,073)	(25,541,586)

Net decrease in net assets resulting from distributions	(21,756,442)	(27,505,138)

CAPITAL SHARE TRANSACTIONS:
Shares sold	30,478,001	42,592,304
Shares sold in connection with merger(1)	—	97,087,227
Shares issued to holders in reinvestment of distributions	21,261,666	26,727,186
Shares redeemed	(199,512,627)	(83,328,562)
Redemption fees	—	—

Net increase (decrease) in net assets resulting from capital share transactions	(147,772,960)	83,078,155

Total Increase (Decrease) in Net Assets	(62,967,309)	143,826,651

NET ASSETS:
Beginning of Period	539,606,422	395,779,771

End of Period	$476,639,113	$539,606,422

Undistributed net investment income	$—	$537,728

TRANSACTIONS IN SHARES:
Shares sold	1,390,647	2,238,086
Shares sold in connection with merger(1)	—	5,716,461
Shares issued to holders in reinvestment of distributions	987,536	1,573,687
Shares redeemed	(8,981,284)	(4,401,554)

Net increase (decrease) in shares outstanding	(6,603,101)	5,126,680

(1) See Note 6 of Financial Statements

P / 30

SMID CAP FUND		GLOBAL FUND		LARGE CAP FUND
Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2014	Year Ended June 30, 2013

$985,089	$4,324,038	$149,443	$213,416	$136,812	$139,653

225,780,268	21,512,722	2,171,484	692,253	1,343,987	347,722
—	—	(4,034)	(1,949)	—	—

(29,475,247)	153,893,014	886,632	1,954,513	3,147,524	1,600,443
—	—	2,497	(1,998)	—	—

197,290,110	179,729,774	3,206,022	2,856,235	4,628,323	2,087,818

(1,925,019)	(4,662,564)	(28,072)	(371,662)	(133,781)	(98,191)
(52,326,708)	(24,198,810)	(1,630,513)	(337,218)	(739,509)	(180,825)

(54,251,727)	(28,861,374)	(1,658,585)	(708,880)	(873,290)	(279,016)

189,687,618	107,393,532	431,624	469,466	1,294,316	6,125,975
—	74,833,514	—	—	—	—
51,684,194	27,191,061	1,624,410	700,993	873,290	279,016
(506,235,811)	(186,728,481)	(1,425,723)	(2,567,917)	(130,933)	(33,235)
—	1,583	—	—	—	—

(264,863,999)	22,691,209	630,311	(1,397,458)	2,036,673	6,371,756

(121,825,616)	173,559,609	2,177,748	749,897	5,791,706	8,180,558

999,284,002	825,724,393	17,529,750	16,779,853	18,809,610	10,629,052

$877,458,386	$999,284,002	$19,707,498	$17,529,750	$24,601,316	$18,809,610

$—	$879,047	$99,548	$—	$62,093	$59,062

12,179,846	8,052,761	43,337	53,863	107,171	576,208
—	6,088,679	—	—	—	—
3,420,529	2,212,346	171,171	82,567	73,447	28,098
(32,550,194)	(14,316,059)	(145,640)	(286,417)	(10,762)	(3,146)

(16,949,819)	2,037,727	68,868	(149,987)	169,856	601,160

The accompanying notes are an integral part of these financial statements.	P / 31

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMALL CAP FUND
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011		Year Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$19.72	$17.80	$18.72	$13.73		$11.80
Income (loss) from investment operations:
Net investment income	0.00 (3)	0.10	0.02	0.00	(3)	0.04 (2)
Net realized and unrealized gain (loss) on investments	4.18	3.10	(0.77)	5.01		1.93

Total Income (Loss) from Investment Operations	4.18	3.20	(0.75)	5.01		1.97

Less distributions:
From net investment income	(0.02)	(0.09)	0.00 (3)	(0.02)		(0.04)
From net realized gain on investments	(0.92)	(1.19)	(0.17)	—		—

Total Distributions	(0.94)	(1.28)	(0.17)	(0.02)		(0.04)

Net Asset Value, End of Period	$22.96	$19.72	$17.80	$18.72		$13.73

Total Return	21.50%	19.14%	(3.92)%	36.51%		16.72%

Supplemental data and ratios
Net assets, end of period (in thousands)	$476,639	$539,606	$395,780	$458,407		$374,612

Ratio of expenses to average net assets	1.09%	1.07%	1.07%	1.08%		1.08%

Ratio of net investment income (loss) to average net assets	(0.02)%	0.42%	0.09%	—	%(4)	0.27%

Portfolio turnover rate	31%	10%	19%	32%		44%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment advisor to the Fund.

Prior to March 1, 2010, Ironbridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average share method.

(3) Less than one cent per share.

(4) Less than 0.01%

P / 32

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE SMID CAP FUND
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$14.12	$12.02	$13.24	$9.52	$8.24
Income (loss) from investment operations:
Net investment income	0.02	0.07	0.04	0.04	0.03 (2)
Net realized and unrealized gain (loss) on investments	2.99	2.48	(0.96)	3.71	1.28

Total Income (Loss) from Investment Operations	3.01	2.55	(0.92)	3.75	1.31

Less distributions:
From net investment income	(0.03)	(0.07)	(0.05)	(0.03)	(0.03)
From net realized gain on investments	(0.79)	(0.38)	(0.25)	—	—

Total Distributions	(0.82)	(0.45)	(0.30)	(0.03)	(0.03)

Net Asset Value, End of Period	$16.31	$14.12	$12.02	$13.24	$9.52

Total Return	21.78%	21.80%	(6.79)%	39.38%	15.88%

Supplemental data and ratios
Net assets, end of period (in thousands)	$877,458	$999,284	$825,724	$800,088	$518,376

Ratio of expenses to average net assets
Before waivers and reimbursements	0.94%	0.92%	0.92%	0.92%	0.94%

Net of waivers and reimbursements	0.94%	0.92%	0.92%	0.92%	0.93%

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.10%	0.48%	0.33%	0.32%	0.42%

Net of waivers and reimbursements	0.10%	0.48%	0.33%	0.32%	0.43%

Portfolio turnover rate	56%	29%	41%	54%	45%

(1) Effective March 1, 2010, IronBridge Capital Management, L.P. became the investment advisor to the Fund.

Prior to March 1, 2010, Ironbridge Capital Management, L.P. was the sub-adviser to the Fund.

(2) Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.	P / 33

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE GLOBAL FUND
	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	For the Period Ended June 30, 2010(1)
Net Asset Value, Beginning of Period	$9.42	$8.35	$11.99	$9.13	$10.00
Income (loss) from investment operations:
Net investment income	0.07	0.12	0.09	0.21	0.09
Net realized and unrealized gain (loss) on investments	1.63	1.31	(1.10)	2.77	(0.95)

Total Income (Loss) from Investment Operations	1.70	1.43	(1.01)	2.98	(0.86)

Less distributions:
From net investment income	(0.01)	(0.19)	(0.18)	(0.12)	(0.01)
From net realized gain on investments	(0.89)	(0.17)	(2.45)	—	—

Total Distributions	(0.90)	(0.36)	(2.63)	(0.12)	(0.01)

Net Asset Value, End of Period	$10.22	$9.42	$8.35	$11.99	$9.13

Total Return	18.82%	17.66%	(6.27)%	32.72%	(8.60	)%(2)

Supplemental data and ratios
Net assets, end of period (in thousands)	$19,707	$17,530	$16,780	$18,393	$40,764

Ratio of expenses to average net assets
Before waivers and reimbursements	1.67%	1.71%	1.66%	1.38%	1.36	%(3)

Net of waivers and reimbursements	1.00%	1.00%	1.00%	1.00%	1.00	%(3)

Ratio of net investment income to average net assets
Before waivers and reimbursements	0.12%	0.50%	0.40%	0.56%	0.86	%(3)

Net of waivers and reimbursements	0.79%	1.21%	1.06%	0.94%	1.22	%(3)

Portfolio turnover rate	55%	44%	46%	53%	41	%(2)

(1) Commenced operations on September 18, 2009.

(2) Not annualized

(3) Annualized

P / 34

Financial Highlights

IronBridge Funds, Inc.

    For a capital share outstanding throughout the period

IRONBRIDGE LARGE CAP FUND
	Year Ended June 30, 2014	Year Ended June 30, 2013	For the Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$11.09	$9.71	$10.00
Income (loss) from investment operations:
Net investment income	0.08	0.10	0.02
Net realized and unrealized gain (loss) on investments	2.51	1.50	(0.31)

Total Income (Loss) from Investment Operations	2.59	1.60	(0.29)

Less distributions:
From net investment income	(0.08)	(0.08)	—
From net realized gain on investments	(0.42)	(0.14)	—

Total Distributions	(0.50)	(0.22)	—

Net Asset Value, End of Period	$13.18	$11.09	$9.71

Total Return	23.87%	16.72%	(2.90	)%(2)

Supplemental data and ratios
Net assets, end of period (in thousands)	$24,601	$18,810	$10,629

Ratio of expenses to average net assets
Before waivers and reimbursements	1.26%	1.52%	2.59	%(3)

Net of waivers and reimbursements	0.80%	0.80%	0.80	%(3)

Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.17%	0.27%	(1.07	)%(3)

Net of waivers and reimbursements	0.63%	0.99%	0.72	%(3)

Portfolio turnover rate	41%	35%	3	%(2)

(1) Commenced operations on March 30, 2012.

(2) Not annualized

(3) Annualized

The accompanying notes are an integral part of these financial statements.	P / 35

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2014

(1) ORGANIZATION

IronBridge Funds, Inc. (the “Company”) was incorporated on February 26, 2010 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.

The Company consists of four series (“Funds”). IronBridge Capital Management, L.P. (“ICM”), serves as the investment adviser to each of the Funds. A summary of the Funds and their respective investment objective is included below:

Fund	Investment Objective
IronBridge Small Cap Fund	Capital appreciation
IronBridge SMID Cap Fund	Capital appreciation
IronBridge Global Fund	Long term capital appreciation
IronBridge Large Cap Fund	Capital appreciation

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Investment Valuation. Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent sale price. Shares of underlying mutual funds are valued at their respective NAVs. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries, market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors (the “Board”). The Board have retained an independent fair value pricing service to assist in valuing foreign securities held by the IronBridge Global Fund. The pricing service monitors the market daily for significant movement and systematically applies a fair value adjustment factor to foreign securities when a tolerance trigger is met. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by ICM pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, and fair value estimates for foreign securities, and changes in benchmark securities indices).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments).

P / 36

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2014. There were no transfers into or out of Level 1, Level 2 or Level 3 during the reporting period.

IronBridge Small Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$452,881,857	$—	$—	$452,881,857
Total Equity	452,881,857	—	—	452,881,857
Short-Term Investments	22,389,207	—	—	22,389,207
Total Investments in Securities	$475,271,064	$—	$—	$475,271,064

IronBridge SMID Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$840,043,429	$—	$—	$840,043,429
Total Equity	840,043,429	—	—	840,043,429
Short-Term Investments	36,074,306	—	—	36,074,306
Total Investments in Securities	$876,117,735	$—	$—	$876,117,735

IronBridge Global Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$19,393,414	$—	$—	$19,393,414
Total Equity	19,393,414	—	—	19,393,414
Short-Term Investments	130,117	—	—	130,117
Total Investments in Securities	$19,523,531	$—	$—	$19,523,531

IronBridge Large Cap Fund
	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$23,747,068	$—	$—	$23,747,068
Total Equity	23,747,068	—	—	23,747,068
Short-Term Investments	1,208,561	—	—	1,208,561
Total Investments in Securities	$24,955,629	$—	$—	$24,955,629

*	See Funds’ Schedule of Investments for Industry classifications.

(B) Federal Income Taxes. Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund’s financial positions or results of

P / 37

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2014

operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2014, open Federal and state income tax years include the tax years ended June 30, 2011, June 30, 2012 and June 30, 2013. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax expense will significantly change in twelve months.

(C) Distributions to Shareholders. Dividends from net investment income, if any exist, are generally declared and paid at least annually for the Funds. Distributions of net realized gains, if any, are declared and paid at least annually for the Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal year ended June 30, 2014 and June 30, 2013 were as follows:

	Year Ended June 30, 2014				Year Ended June 30, 2013
	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions	Ordinary Income	Short- Term Capital Gains	Long- Term Capital Gains	Total Distributions
IronBridge Small Cap	$374,369	$2,022,074	$19,359,999	$21,756,442	$1,963,552	$1,093,820	$24,447,766	$27,505,138
IronBridge SMID Cap	1,925,019	9,341,103	42,985,605	54,251,727	4,662,564	1,009,186	23,189,624	28,861,374
IronBridge Global	28,072	44,232	1,586,281	1,658,585	371,662	—	337,218	708,880
IronBridge Large Cap	133,781	115,021	624,488	873,290	98,191	130,476	50,349	279,016

The IronBridge Small Cap Fund, SMID Cap Fund, and Global Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2014.

At June 30, 2014, the Funds’ most recent fiscal year, the components of accumulated earnings/losses on a tax basis were as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund	IronBridge Global Fund	IronBridge Large Cap Fund
Cost of investments	$306,396,655	$642,585,371	$14,288,783	$19,459,868

Gross unrealized appreciation	172,062,281	238,269,515	5,340,751	5,624,977
Gross unrealized depreciation	(3,187,872)	(4,737,151)	(106,003)	(129,216)

Net unrealized appreciation/depreciation	168,874,409	233,532,364	5,234,748	5,495,761

Undistributed ordinary income	4,395,582	4,399,057	99,548	331,340
Undistributed long-term capital gain	68,201,989	141,470,672	1,364,959	1,285,756

Total distributable earnings	72,597,571	145,869,729	1,464,507	1,617,096

Other accumulated gain/(loss)	—	—	490	—

Total accumulated earnings/(losses)	$241,471,980	$379,402,093	$6,699,745	$7,112,857

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax basis adjustments for securities contributed in-kind. Other accumulated gain/(loss) is generally comprised of foreign currency gain/(loss).

P / 38

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2014, the following table shows the reclassifications made:

	Paid in capital	Undistributed net investment income (loss)	Accumulated net realized gain (loss)
IronBridge Small Cap	$14,681,683	$(32,026)	$(14,649,657)
IronBridge Smid Cap	38,194,040	60,883	(38,254,923)
IronBridge Global	92,935	(21,823)	(71,112)
IronBridge Large Cap	—	—	—

The permanent differences primarily relate to foreign currency, Real Estate Investment Trust (REIT) adjustments with differing book and tax methods, net operating losses, dividend reclasses, dividend on redemption adjustments with differing book and tax methods, and tax basis adjustments for securities contributed in-kind. During the year ended June 30, 2014 the Funds had no capital loss carryforwards, qualified late-year ordinary losses and post-October Capital losses.

(D) Foreign Currency Translation. Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

Investments in securities of foreign companies involve additional risks including: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates and political and economic instability. The risks of foreign investments are typically greater in emerging and less developed markets.

(E) Indemnifications. Under the Funds’ organizational documents, officers and Independent Directors of the Company are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(F) Other. Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend

P / 39

Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2014

date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3) INVESTMENT ADVISER AND RELATED PARTIES

The Funds have entered into an investment advisory agreement with ICM on behalf of each Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets). Pursuant to expense cap agreements, ICM has agreed to waive its respective management fees and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below. Expenses waived are netted with payable to Adviser on the Statement of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to ICM or ICM reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from Adviser. The expense cap agreements will continue in effect until November 1, 2014 with successive renewal terms of one year unless terminated by ICM or the Fund’s Board of Directors prior to any such renewal.

IronBridge Funds	Annual Advisory Fees	Expense Limitation
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID Cap	0.85%	0.95%
IronBridge Global	0.85%	1.00%
IronBridge Large Cap	0.65%	0.80%

Any waivers or reimbursements are subject to later adjustment to allow ICM to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that ICM shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring on June 30:

Year Incurred	Expiration Year	IronBridge Global	IronBridge Large Cap
2012	2015	$109,781	$43,587
2013	2016	$124,599	$101,717
2014	2017	$126,296	$100,600

		$360,676	$245,904

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap or SMID Cap Funds.

(4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2014 are summarized below:

	Purchases	Sales
IronBridge Small Cap	$159,779,928	$343,665,990
IronBridge SMID Cap	539,327,713	863,744,618
IronBridge Global	10,112,938	10,833,889
IronBridge Large Cap	9,634,268	8,590,660

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(5) DIRECTORS FEES

The Independent Directors are paid a retainer of $25,000 per year plus $2,000 for each regular in person meeting and $1,000 telephonic meeting attended for their service on the Board. Independent Directors are also compensated for any special meeting that they may be required to attend. Independent Directors are reimbursed for any travel expenses incurred in all meetings.

(6) MERGERS AND IN-KIND CONTRIBUTIONS

On March 30, 2012, IronBridge Large Cap Fund was seeded with an in-kind contribution of securities from private accounts managed by ICM (“Legacy Funds”). This in-kind contribution was a tax-free contribution for U.S. Federal income tax purposes.

Investors in the Legacy Funds received capital shares of 906,430 in the IronBridge Large Cap Fund in exchange for the in-kind contributions of securities and other assets.

IronBridge Large Cap Fund recorded the securities at a fair value of $8,753,493 on March 30, 2012, the contribution date, and reflected the in-kind contributions in capital shares sold in the statement of changes in net assets.

For tax purposes the Large Cap Fund’s tax basis in the contributed securities was equal to the private accounts tax basis in the contributed securities. Information related to the in-kind contribution on a tax basis is:

IronBridge Large Cap Fund
Tax Basis Appreciation of Securities on Contribution Date	$1,785,979
Contribution Securities Tax Basis Remaining at 6/30/14	$1,014,706

As of close of business on December 14, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Fund’s Board of Directors, all of the assets, subject to the liabilities, of the IronBridge Horizon Fund and IronBridge Skyline Fund were transferred to the IronBridge Small Cap Fund and IronBridge SMID Cap Fund, respectively. The purpose of the transfers was to benefit shareholders through improved economies of scale by combining similar funds with comparable investment objectives and strategies. The mergers were a tax-free event to the IronBridge Funds’ shareholders. For financial reporting purposes, the acquiring funds are deemed to be the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of their respective acquired funds. Information with respect to the net assets and other relevant operating data for the acquired funds on the merger date is included below:

Acquired Fund	IronBridge Horizon Fund	IronBridge Skyline Fund
Net Assets	$97,087,227	$74,833,514
Shares Outstanding	10,266,068	8,105,795
Net Asset Value	9.46	9.23
Investments at fair value	96,884,742	74,705,867
Unrealized appreciation/depreciation	2,640,189	5,275,971
Undistributed net investment income	—	—
Accumulated net realized gain (loss)	—	—
Tax capital loss carryforward	—	—

Acquiring Fund	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net Assets immediately prior to merger	$364,902,926	$782,553,466
Net Assets immediately after merger	$461,990,153	$857,386,980
Fund Shares Issued in exchange for acquired fund	5,716,461	6,088,679
Exchange rate for shares issued	0.56	0.75

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Notes to Financial Statements

IronBridge Funds, Inc.

    June 30, 2014

Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of the Funds, the Fund's pro forma results of operations for the year ended June 30, 2013, are as follows:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Net investment income	$2,143,963	$4,440,215
Net realized and unrealized gain on Investments	$88,333,069	$179,611,203
Total increase from operations	$90,477,032	$184,051,418

Since the combined investment portfolios have been managed as a single integrated portfolio from the time the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Acquiring Funds’ statements of operations since December 14, 2012.

For tax purposes the Small Cap and SMID Cap Funds’ tax basis in the contributed securities were equal to the predecessor funds tax basis in the contributed securities. Information related to the contribution on a tax basis is included below:

	IronBridge Small Cap Fund	IronBridge SMID Cap Fund
Tax Basis Appreciation of Securities on Contribution Date	$18,194,436	$14,020,948
Contribution Securities Tax Basis Remaining at 6/30/14	$2,336,188	$12,251

(7) SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to Funds’ financial statements.

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Report of Independent

Registered Public Accounting Firm

The Board of Directors and Shareholders of IronBridge Funds, Inc:

We have audited the accompanying statements of assets and liabilities of IronBridge Funds, Inc. (comprising, respectively, IronBridge Small Cap Fund, IronBridge SMID Cap Fund, IronBridge Global Fund, and IronBridge Large Cap Fund, collectively referred to as the “Funds”), including the schedules of investments, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the IronBridge Funds at June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN

August 26, 2014

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Board Approval of Advisory Agreements

At an in-person meeting held on May 22, 2014, the Board of Directors (the “Board”) of IronBridge Funds, Inc. (the “Company”), including a majority of the directors who are not “interested persons” of the Company or IronBridge Capital Management, L.P. (the “Adviser”) (such directors, the “Independent Directors”), considered and renewed the Investment Advisory Agreement between the Adviser and the Company (the “Agreement”) pursuant to which it was proposed that the Adviser would continue to serve as the investment adviser to IronBridge Small Cap Fund (the “Small Cap Fund”), IronBridge SMID Cap Fund (“SMID Cap Fund”), IronBridge Global Fund (“Global Fund”), and IronBridge Large Cap Fund (“Large Cap Fund”). The Agreement was initially executed and effective with respect to the Small Cap Fund, the SMID Cap Fund, the Global Fund and the Large Cap Fund on July 23, 2010, and modified (reduced fee) with respect to the Large Cap Fund on February 23, 2012.

The Board was provided materials relevant to its consideration of the Agreement, such as the Adviser’s Form ADV and Code of Ethics, information regarding the compliance program, personnel and financial condition and memoranda prepared by the Company’s legal counsel. The Board also reviewed the advisory fee payable by each Fund under the Agreement, the fees to be paid by the Adviser, the expense cap agreements between the Company and the Adviser on behalf of each Fund, and comparative fee and expense information provided by the Funds’ administrator (USBFS) based upon data from an independent third party. The Board was also provided with the Adviser’s response to detailed requests submitted by the Company’s legal counsel on behalf of the Independent Directors, including thirty-eight separate inquiries.

In the course of its review, the Board considered its legal responsibilities in continuing the Agreement and reviewed a legal memorandum prepared by the Company’s legal counsel. The Board also considered all factors it deemed to be relevant to each of the Funds, including but not limited to the following: (1) the nature, extent and quality of services provided in the past and expected to be provided by the Adviser to the Funds and, in the case of the Small Cap, SMID Cap and Global Funds, the quality of services provided by the Adviser to their respective predecessor funds (the “Predecessor Funds”) since the Adviser first became an investment adviser or manager of such Predecessor Funds; (2) information related to the performance of separate advisory accounts employing the Large Cap Fund’s strategy for time periods prior to the formation of this Fund; (3) the anticipated cost of the services provided, and the anticipated profits, if any, to be realized by the Adviser and its affiliates from their relationship with the Company on behalf of each Fund; (4) the extent to which economies of scale will be realized as each Fund grows and the extent to which fee levels reflect the economies of scale; and (5) other potential benefits to the Adviser from its relationships with the Funds. In their deliberations, the Board did not identify any single factor as determinative; however, in reviewing the Agreement, the Board reviewed and analyzed various factors with respect to each Fund that the Board determined were relevant, including the factors below, and made the following conclusions:

Nature, Extent and Quality of Services. The Board considered the performance of the Adviser as of March 31, 2014, in managing the Funds, and information regarding the performance of the Adviser’s private clients and the Predecessor Funds, as indicators of the extent and quality of services. The Board also reviewed and considered information regarding the portfolio managers for the

P / 44

Funds and the Adviser’s proprietary investment style. In particular, the Independent Directors noted the consistent investment approach used by the Adviser across all Funds. The Board reviewed other services provided by the Adviser, including their brokerage selection and portfolio execution-related policies and procedures, as well as their policies applicable to monitoring and adhering to the Funds’ investment objectives, policies and restrictions. Based on these considerations and reviews, the Board determined that the nature, extent and quality of the services that can be expected to be provided by the Adviser to each Fund will be appropriate and that the Funds are likely to benefit from the services provided by the Adviser under the Agreement.

Investment Performance of the Adviser. The Independent Directors reviewed investment performance of each of the Funds, measured as of March 31, 2014, for various time periods against the respective benchmark stock indices, against appropriate broad fund groups as furnished by a leading independent third party rating services, and against smaller appropriate peer groups selected with the assistance of USBFS. The Board also reviewed recent investment commentary of each of the Funds. In the case of the Small Cap Fund, the SMID Cap Fund and the Global Fund, this performance information included the longer term results of the Predecessor Funds; in the case of the Large Cap Fund, the directors noted the comparable longer term performance of private accounts similar in strategy. In general, the directors believed that longer time periods were more relevant to evaluating the investment performance of the Adviser. The Board noted that the Small Cap Fund underperformed its index in the one-, three- and five-year periods and out-performed the index for the ten-year period; the SMID Cap Fund underperformed its index for the one-, three- and five-year periods; and the Global Fund underperformed its index in the one- and three-year periods. The Large Cap Fund started operations on March 31, 2012, and underperformed its most recent one-year period against its index. The Board discussed the past year’s underperformance with the Adviser, and noted that long-term investment results of the Funds and Predecessor Funds were in line with the Funds’ peers. The Board concluded that the Adviser has provided, and is likely to continue, to provide, a high level of advisory services to each of the Funds.

Adviser’s Professional Staffing. The Board reviewed the biographies of the individuals serving as portfolio managers to each of the Funds, and discussed with the Adviser the decision-making hierarchy of the team of portfolio managers managing each Fund. The Board concluded that the individuals serving as portfolio managers to the Funds have appropriate experience and knowledge to serve as such and that the Funds are likely to benefit from the management by those individuals.

Terms of Management Agreements and the Adviser’s Services and Fee Schedules. The Board noted the initial term of the Agreement does not continue beyond two years from the date of execution unless approved in accordance with the 1940 Act, and that the termination provisions of those Agreements complied with the 1940 Act’s requirements. The Board also reviewed the fees charged by the Adviser under the Advisory Agreement. The Adviser represented that those fees are in line with the fees charged by the Adviser to its private fund and separate account clients, and the Board reviewed related information provided by the Adviser. The Board, with the assistance of USBFS, noted that the Funds’ respective expense ratios (in light of the application of the expense cap agreement) compared favorably to expense ratios of selected peer funds (and, in the case of the Global Fund and the Large Cap Fund, were

P / 45

Board Approval of Advisory Agreements (continued)

very low). The Board also noted that the management fees of the respective Funds were within the range of management fees of the respective selected peer groups, and deemed reasonable given the investment approach of the Adviser. The Board concluded that the terms and fee schedules of the Agreements continued to be appropriate in light of each Fund’s investment style and objectives.

Costs of Services Provided, Profitability of the Adviser. The Board also reviewed the impact of the expense cap agreement with respect to all Funds and noted that the Adviser may be required to pay certain Fund expenses on behalf of the Funds. The Board noted that only the Small Cap Fund and SMID Cap Fund had total expenses less than their respective expense caps; in the case of the Global Fund and the Large Cap Fund, the Adviser was waiving part of its management fee and/or reimbursing expenses to the Funds. The Board concluded that the profits realized by the Adviser under the Agreement and the expense cap agreement are acceptable.

Economies of Scale, Fee Levels. The Board noted, and discussed with the Adviser, the fact that the Agreement does not contain breakpoints in the advisory fees as the Funds’ assets increase. The Adviser discussed its views of the asset capacity of each of the Funds’ investment strategies. The Board concluded that the lack of breakpoints in the Agreement is acceptable at current asset levels, but noted that it would continue to review and consider whether breakpoints should be added in the future.

On the basis of its review of the foregoing information, the Board found that the terms of the Agreement were fair and reasonable and in the best interests of each Fund and its shareholders and continued the Agreement with respect to all four Funds through July 23, 2015.

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Additional Information

The statement of Additional Information (“SAI”) includes additional information about fund directors and is available upon request without charge, and a toll-free (or collect) telephone number 1-877-861-7714 for shareholders to call to request the SAI.

DIRECTORS AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
Independent Directors

Walter H. Clark Year of Birth: 1968	Independent Director	Indefinite; since May 21, 2010	Chief Operating Officer, RMB Capital Management LLC, an independent investment advisory business, 2010-present; Co-Managing Partner, HPO Partners, an asset management company, 2009-2010; Managing Director, Perot Investments, Inc., a private investment management company, 2004-2009.	4	None

James W. Haugh Year of Birth: 1937	Independent Director	Indefinite; since May 21, 2010	Financial Consultant and Founder of American Capital LLC (family tax and financial management advisory firm), 1995 to present. Advisor on private client and financial institution tax and accounting matters for Wipfli LLP, a national accounting firm, 2010 through December 2012; Mr. Haugh is a retired partner of KPMG, an international CPA firm, where he served as National Practice Director, Banking (tax).	4	First Interstate Bancsystem, Inc.

James M. Snyder Year of Birth: 1947	Independent Director	Indefinite; since May 21, 2010	Private investor and Chairman of The Snyder Family Foundation, 2001-present. Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	4	Frontegra Funds, Inc. (with oversight of 6 portfolios)
Inside (“Interested”) Director

Robert E. Hendricks* Year of Birth: 1947	Director	Indefinite; since May 21, 2010	Manager, Go Steady LLC and its sole member, Go Steady Holdings, LLC (design, manufacture and distribution of tips, grips and handles for crutches and canes), 2010 to present; President, Front Edge, Inc. (investment advisory services, small business lending and real estate development), 2002-present; Managing Director, Credit Suisse HOLT (corporate performance and valuation advisory service of Credit Suisse) 2002-2009.	4	None

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Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen By Director	Other Directorships Held by Director
Officers

John G. Davis Year of Birth: 1970	President, Secretary and Chief Executive Officer	Indefinite, since March 9, 2010	Chief Compliance Officer, IronBridge Capital Management, L.P., 2003-Present.	N/A	N/A

Ty M. Baird Year of Birth: 1974	Vice President, Treasurer and Chief Financial Officer	Indefinite, since March 9, 2010	Chief Operating Officer, IronBridge Capital Management, L.P., 2009-present; Equities Analyst and Chief Financial Officer, IronBridge Capital Management, L.P., 2006-present.	N/A	N/A

*	Robert E. Hendricks is deemed to be an “interested director” of the Company, as defined in the 1940 Act, as a result of his ownership interest in the Adviser.

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Additional Information

PROXY VOTING PROCEDURES

The Investment Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Company’s Board of Directors. You may obtain a description of these procedures, free of charge, by calling toll-free 1-877-861-7714. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-877-861-7714. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Company files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Company’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-877-861-7714.

QUALIFIED DIVIDEND INCOME / DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	87.39%
IronBridge SMID Cap	96.77%
IronBridge Global	100.00%
IronBridge Large Cap	71.19%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2014 was as follows:

IronBridge Small Cap	85.58%
IronBridge SMID Cap	96.10%
IronBridge Global	98.10%
IronBridge Large Cap	67.70%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2014 was as follows:

IronBridge Small Cap	84.38%
IronBridge SMID Cap	82.91%
IronBridge Global	61.18%
IronBridge Large Cap	46.23%

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Privacy Notice

Protecting the privacy of Fund shareholders is important to us. The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

WHAT INFORMATION WE COLLECT

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include the Funds’ investment adviser and companies that are related to IronBridge Funds, Inc. through common control or ownership. The Funds’ investment adviser, IronBridge Capital Management, L.P., is an Affiliate of the funds.

WHAT INFORMATION WE DISCLOSE

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law. We are permitted by law to share any of the information we collect, as described above, with our affiliates. In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as transfer agents, custodians and broker-dealers. These companies will use this information only for the services for which we hired them and as allowed by applicable law.

CONFIDENTIALITY AND SECURITY PROCEDURES

To protect your personal information, we permit access only by authorized personnel. We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

ADDITIONAL RIGHTS

You may have other privacy protections under applicable state laws. To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-861-7714.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there are three audit committee financial experts serving on its audit committee. Messrs. Walter H. Clark, James M. Snyder and James W. Haugh are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2014	FYE 06/30/2013
Audit Fees	$91,500	$92,800
Audit-Related Fees	$0	$0
Tax Fees	$25,200	$35,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2014	FYE 06/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2014	FYE 06/30/2013
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(1)	Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 7, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(a)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IronBridge Funds, Inc.

By	/s/ John G. Davis
John G. Davis, President
(Principal Executive Officer)

Date:	8/28/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John G. Davis
John G. Davis, President and Secretary
(Principal Executive Officer)

Date:	8/28/2014

By	/s/ Ty M. Baird
Ty M. Baird, Vice President and Treasurer
(Principal Financial Officer)

Date:	8/28/2014

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